UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):November 1, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events
     On November 1, 2009, Denbury Resources Inc. (“Denbury”) and Encore Acquisition Company (“Encore”) issued a joint press release relating to the execution, on October 31, 2009, of a definitive merger agreement by and between Denbury and Encore under which Encore will merge with and into Denbury with Denbury surviving the merger. A copy of that press release is furnished as Exhibit 99.1 hereto. Later this week, Denbury intends to file a Form 8-K under Item 1.01 more fully covering this event.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated November 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: November 2, 2009	/s/ Mark C. Allen
Mark C. Allen
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated November 1, 2009.